EXHIBIT 10.9


                          SECURITIES PURCHASE AGREEMENT


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                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE 1           DEFINITIONS...............................................1
         1.1        Definitions...............................................1

ARTICLE 2           PURCHASE AND SALE.........................................3
         2.1        Purchase and Sale of the Units............................3
         2.2        Deliveries................................................3
         2.3        Conditions to Closing.....................................4

ARTICLE 3           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............4
         3.1        Organization, Good Standing and Qualification.............4
         3.2        Authorization.............................................5
         3.3        Capitalization............................................5
         3.4        No Conflicts..............................................5
         3.5        Filings, Consents and Approvals...........................6
         3.6        Issuance of the Securities................................6
         3.7        Use of Proceeds...........................................6
         3.8        SEC Reports; Financial Statements.........................6
         3.9        Material Changes..........................................7
         3.10       Litigation................................................7
         3.11       Compliance................................................7
         3.12       Labor Relations...........................................8
         3.13       Regulatory Permits........................................8
         3.14       Title to Assets...........................................8
         3.15       Insurance.................................................8
         3.16       Transactions with Affiliates and Employees................8
         3.17       Private Placement.........................................8
         3.18       Listing Requirements......................................8
         3.19       Disclosure................................................9
         3.20       Taxes.....................................................9
         3.21       Brokers and Finders.......................................9
         3.22       No General Solicitation...................................9
         3.23       Form SB-2 Eligibility.....................................9
         3.24       Sarbanes-Oxley Compliance.................................9
         3.25       Application of Takeover Protections......................10

ARTICLE 4           REPRESENTATIONS AND WARRANTIES OF THE INVESTORS..........10
         4.1        Organization; Authority..................................10
         4.2        Investment Intent........................................10
         4.3        Investor Status..........................................11
         4.4        Investment Experience....................................11
         4.5        General Solicitation.....................................11
         4.6        Short Sales..............................................11
         4.7        Disclosure of Information................................11


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         4.8        Irrevocability of Subscription...........................12
         4.9        Brokers and Finders......................................12
         4.10       Restricted Securities....................................12

ARTICLE 5           COVENANTS AND AGREEMENTS.................................12
         5.1        Transfer Restrictions....................................12
         5.2        Integration..............................................14
         5.3        Reservation of Common Stock..............................14
         5.4        Trading of Underlying Shares.............................14
         5.5        Exercise Procedures......................................14
         5.6        Press Release and 8-K....................................14
         5.7        No Material Non-Public Information.......................15

ARTICLE 6           INDEMNIFICATION..........................................15
         6.1        Indemnification..........................................15
         6.2        Conduct of Indemnification Proceedings...................15

ARTICLE 7           REGISTRATION RIGHTS......................................16
         7.1        Registration Statement...................................16
         7.2        Participation by Investors...............................17
         7.3        Amendments and Supplements...............................17
         7.4        Documents to Holders.....................................18
         7.5        Registration Expenses....................................18
         7.6        Indemnification by Company...............................18
         7.7        Indemnification by Investors.............................18
         7.8        Indemnification Procedures...............................18

ARTICLE 8           MISCELLANEOUS............................................19
         8.1        Fees and Expenses........................................19
         8.2        Entire Agreement.........................................19
         8.3        Notices..................................................19
         8.4        Amendments; Waivers......................................19
         8.5        Construction.............................................19
         8.6        Successors and Assigns...................................19
         8.7        No Third-Party Beneficiaries.............................20
         8.8        Governing Law; Attorneys' Fees...........................20
         8.9        Execution................................................20
         8.10       Severability.............................................20
         8.11       Replacement of Securities................................20
         8.12       Independent Nature of Investors' Obligations.............20
         8.13       Expenses.................................................21


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SCHEDULES

Schedule 3.3          Capitalization
Schedule 3.10         Litigation
Schedule 3.12         Broker Fee

EXHIBITS

Exhibit A             Investors
Exhibit B             Form of Common Stock Purchase Warrant
Exhibit C             Form of Selling Securityholder Notice and Questionnaire
Exhibit D             Form of Plan of Distribution
Exhibit E             Legal Opinion


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                          SECURITIES PURCHASE AGREEMENT


         This Securities Purchase Agreement (this "Agreement") is dated as of _______, by and between Lexington Resources, Inc., a Nevada corporation, formerly known as Intergold Corporation (the "Company"), and the Investors identified on the signature pages attached hereto (each an "Investor" and collectively the "Investors").

         WHEREAS, The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), subject to the terms and conditions set forth in this Agreement; and

         WHEREAS, The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, in the amounts set forth opposite such investors' names on Exhibit A attached hereto, an aggregate of up to _______ Units, each Unit consisting of one share of the Company's Common Stock, par value $0.00025 per share (the "Common Stock"), and one Warrant (as herein defined) to purchase one share of Common Stock.

         NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Investor hereby agrees as follows:

ARTICLE 1
                                   DEFINITIONS

     1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

          "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.2 hereof.

          "Closing Date" shall have the meaning ascribed to such term in Section
2.2 hereof.

          "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended. "GAAP" shall have the meaning ascribed to such term in Section 3.8 hereof.


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          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business or prospects of the Company and its Subsidiaries taken as a whole, or
(ii) the ability of the Company to issue and sell the Securities contemplated hereby and to perform its obligations under this Agreement and the Warrants.

          "Nasdaq" means The Nasdaq Stock Market, Inc., its successors and assigns.

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Registrable Securities" means all of the Shares, the Warrant Shares and any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing.

          "Registration Statement" means the registration statement to be filed by the Company pursuant to Section 7.1 hereof.

          "Required  Approvals"  shall have the meaning ascribed to such term in
Section 3.5 hereof.

          "SEC Reports" shall have the meaning  ascribed to such term in Section
3.8 hereof.

          "Securities" means the Shares, the Warrants and the Warrant Shares.

          "Shares" shall mean shares of Common Stock of the Company sold hereunder.

          "Subscription Amount" means, as to each Investor, the amount to be paid for the Units hereunder, as set forth opposite such Investor's name on Exhibit A attached hereto, in United States Dollars and in immediately available funds.

          "Subsidiary" means any subsidiary of the Company as set forth in the Company's SEC Reports.

          "Warrants" means collectively the warrants to purchase Common Stock, in the form of Exhibit B attached hereto, delivered to the Investors at the Closing in accordance with Section 2.2 hereof, with a term of exercise of six months from the effective date of the Registration Statement.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.


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                                   ARTICLE 2
                                PURCHASE AND SALE


     2.1 PURCHASE AND SALE OF THE UNITS. Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Units in the respective amounts set forth opposite the Investors' names on Exhibit A attached hereto in exchange for the Subscription Amount (reflecting a per Unit purchase price of $1.47) as specified in Section 2.2 below. The Closing Date shall occur within two business days of the date hereof, subject to the deliveries to be made pursuant to Section 2.2 and satisfaction of the conditions set forth in Section 2.3. The date that the Closing actually occurs shall be known as the "Closing Date."

     2.2 DELIVERIES

          (a) At or prior to the Closing Date, unless otherwise indicated below, the Company shall deliver or cause to be delivered to each Investor the following:

               (i) this Agreement duly executed by the Company;

               (ii) a stock certificate for the number of shares for which the Investor subscribed, registered in the name of the Investor;

               (iii) a Warrant registered in the name of such Investor to purchase up to a number of Warrant Shares equal to 100% of the number of Shares to which such Investor subscribed, at the exercise price of $1.68 per Warrant Share; and

               (iv) a legal opinion of counsel to the Company in the form of Exhibit E attached hereto.

          (b) At or prior to the Closing Date, unless otherwise indicated below, each Investor shall deliver or cause to be delivered to the Company the following:

               (i) this Agreement duly executed by such Investor; and

               (ii) such Investor's Subscription Amount, by wire transfer to the Company's account as follows:

                     Bank Name:  Bank of America
                     Branch:  Blaine Branch
                     City/ State:  Blaine, WA - USA
                     ABA:  026-009-593
                     Swift:  BOFAUS3N
                     Account Name: Lexington Resources, Inc.
                     Account Number:  34778316


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     2.3 Conditions to Closing.

          (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

               (i) the accuracy in all material respects when made and on the Closing Date of the representation and warranties of the Investors hereunder; and

               (ii) all obligations, covenants and agreements of the Investors required to be performed at or prior to the Closing Date shall have been performed.

          (b)  The  respective   obligations  of  the  Investors   hereunder  in
     connection with the Closing are subject to the following conditions being met:

               (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

               (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

               (iii)  the  delivery  by the  Company  of the  items set forth in
          Section 2.2(a);

               (iv) there shall have been no Material Adverse Effect with respect to the Company since the date of this Agreement; and

               (v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such services; or on any trading day, nor shall a banking moratorium have been declared either by the United States or the New York authorities nor shall have there occurred any material outbreak or escalation of hostilities or other material or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Investor, makes it impossible or inadvisable to purchase Units at the Closing.


                                   ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY


     The Company hereby makes the representations and warranties set forth below to each Investor.

     3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now


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conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect.

     3.2 AUTHORIZATION. The Company has the requisite power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement and the Warrants, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. This Agreement and the Warrants constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

     3.3 CAPITALIZATION. Schedule 3.3 sets forth (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and were issued in full compliance with applicable law and any rights of third parties. Except as disclosed on Schedule 3.3, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as disclosed on Schedule 3.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, and except as contemplated by this Agreement, neither the Company nor any Subsidiary is currently in negotiations for the issuance of any equity securities of any kind. Except as disclosed on Schedule 3.3, there are no voting agreements, buy-sell agreements, options or rights of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them. Except as disclosed in Schedule 3.3, the Company has not granted any Person the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

     3.4 NO CONFLICTS. The execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or


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affected, or (iii) result, in a violation of any law, rule,  regulation,  order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of the foregoing clauses, such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

     3.5 FILINGS, CONSENTS AND APPROVALS. To the Company's actual knowledge, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and the Warrants other than (i) the filing with the SEC of the Registration Statement, (iii) any notice and/or application(s) to Nasdaq for the issuance and sale of the Shares and Warrants and the listing of the Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the SEC and applicable state law filings, and (v) obtaining of any necessary lender's consent in connection with the Company's primary credit facility (collectively, the "Required Approvals").

     3.6 ISSUANCE OF THE SECURITIES. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement and the Warrants, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Shares and Warrant Shares. The Company has not, and to the actual knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities
Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of Nasdaq.

     3.7 USE OF PROCEEDS. The proceeds of the sale of the Securities hereunder shall be used by the Company for drilling and development on existing properties, additional leasehold acquisition, and for general working capital or general corporate purposes.

     3.8 SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has identified and made available to the Investors a copy of all SEC Reports filed within the ten days preceding the date hereof. As of their respective dates, to the actual knowledge of the Company, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Company's


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actual  knowledge,  the financial  statements of the Company included in the SEC
Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     3.9 MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its common stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to the Company's existing stock option or similar plans.

     3.10 LITIGATION. Except as set forth on Schedule 3.10, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the actual knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which:
(i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities, or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. There has not been, and to the actual knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

     3.11 COMPLIANCE. The Company: (i) is not in default under or in violation of (and, to the Company's actual knowledge, no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) to the Company's actual knowledge, is not in violation of any statute, rule or regulation of any governmental authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.


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     3.12 LABOR  RELATIONS.  No material  labor dispute exists or, to the actual knowledge of the Company, is imminent with respect to any of the employees of the Company.

     3.13 REGULATORY PERMITS. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

     3.14 TITLE TO ASSETS. The Company has good and marketable title in and to all property owned by the Company and that is material to its business, free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Any property and facilities held under lease by the Company and the Subsidiaries are held under valid, subsisting and enforceable leases concerning which the Company is in compliance.

     3.15 INSURANCE. The Company's oil and gas operator, Oakhills Energy, Inc., an Oklahoma corporation maintain in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted as they relate to the development of properties owned or leased by the Company or its subsidiary interests. In addition, the Company maintains a $2,000,000 per year limit policy on bodily injury with regard to 25 wells. Such policy includes coverage for pollution, environmental damage and chemical spills. The Company reasonably believes that the insurance coverage carried by Oakhills Energy, Inc. and the Company provides reasonable, prudent and customary coverage against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

     3.16 TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the actual knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the actual knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     3.17 PRIVATE PLACEMENT. Assuming the accuracy of the representations and warranties of the Investors set forth in Article IV hereof, the offer, issuance and sale of the Securities to the Investors as contemplated hereby will be exempt from the registration requirements of the Securities Act.

     3.18 LISTING REQUIREMENTS. The Company's Common Stock currently trades on the Nasdaq Over-the Counter Bulletin Board ("OTCBB"). The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the periodic SEC reporting requirements necessary to maintain trading on the OTCBB.

     3.19 DISCLOSURE. To the actual knowledge of the Company, neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information. The written information relating to the Company, its business, the Subsidiaries and the transactions contemplated hereby delivered to the Investors in connection with the transactions contemplated by this Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     3.20 TAXES. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company have no actual knowledge of any basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

     3.21 BROKERS AND FINDERS. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 3.21.

     3.22 NO GENERAL SOLICITATION. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

     3.23 FORM SB-2 ELIGIBILITY. The Company is eligible to register the resale of its Common Stock by the Investors under Form SB-2 promulgated under the Securities Act and the Company hereby covenants and agrees to use its best efforts to maintain its eligibility to use Form SB-2 until the Registration Statement covering the resale of the Shares shall have been filed with, and declared effective by, the SEC.

     3.24 SARBANES-OXLEY COMPLIANCE. To the Company's actual knowledge, the Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date, except that the Company's audit committee is comprised of three directors, only two of whom are independent pursuant to the requirements of such Act that require independent directors to comprise such committee. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and designed such disclosure controls and procedures with the purpose of ensuring that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed SEC Report, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed SEC Report (such date, the "Evaluation Date"). The Company presented in its most recently filed SEC Report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's actual knowledge, in other factors that could significantly affect the Company's internal controls.

     3.25  APPLICATION  OF  TAKEOVER  PROTECTIONS.  The Company and its Board of
Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under this Agreement and the Warrants, including without limitation the Company's issuance of the Securities and the Investors' ownership of the Securities.


                                   ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS


     Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

     4.1 ORGANIZATION; AUTHORITY. Investor, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by Investor of the Securities hereunder has been duly authorized by all necessary action on the part of Investor. This Agreement has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms.

     4.2 INVESTMENT INTENT. Investor is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to Investor's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Investor to hold Securities for any period of time. Investor is acquiring the Securities hereunder in the ordinary course of its business. Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

     4.3 INVESTOR STATUS. At the time Investor was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, an "accredited investor" as defined in Rule 501(a) under the Securities Act, and has completed an Accredited Investor Questionnaire in the form attached herein immediately after the Investor's signature page. Investor has not been formed solely for the purpose of acquiring the Securities. Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

     4.4 INVESTMENT EXPERIENCE. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Investor recognizes that investment in the Securities involves substantial risks, including loss of the entire amount of such investment, and Investor is able to bear the economic risk of investment in the Securities and to afford a complete loss of such investment.

     4.5 GENERAL SOLICITATION. Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

     4.6 SHORT SALES. Investor represents and warrants that, during the period of time beginning 90 days prior to the date of this Agreement and ending upon the date that the press release is issued pursuant to Section 5.6 of this Agreement, Investor and its Affiliates have not entered, and will not enter, into any "put equivalent position" as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the Common Stock of the Company.

     4.7 DISCLOSURE OF INFORMATION. Investor has received, read, carefully considered, and fully understands this Agreement, the SEC Reports and all documents related to the Company and its operations required by and furnished to such Investor. In making its decision to invest in the Securities, Investor has relied upon the independent investigations made by Investor and by Investor's own professional advisors. Investor and its advisors, if any, have been given the opportunity to obtain information and to examine this Agreement and certain other information regarding the Company and to ask questions of, and to receive answers from the Company or any Person acting on the Company's behalf concerning the Securities, the Company, and terms and conditions of this investment, and to obtain any additional information to verify the accuracy of any information previously furnished. All such questions have been answered to Investor's full satisfaction.

     4.8 IRREVOCABILITY OF SUBSCRIPTION. Subject to satisfaction or waiver of all conditions to Closing set forth in Section 2.3 of this Agreement, Investor agrees that the Investor's subscription shall be irrevocable by Investor, and that, except as required by applicable law, Investor shall not be otherwise entitled to cancel, terminate or revoke this Agreement or any of Investor's obligations hereunder.

     4.9 BROKERS AND FINDERS. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of an Investor.

     4.10 RESTRICTED SECURITIES. Investor understands that (i) the Securities have not been registered under the Securities Act because of their issuance in a transaction exempt from the registration requirements of the Securities Act,
(ii) the Securities must be held by Investor indefinitely (without limiting the Company's obligation hereunder to file the Registration Statement) unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, and (iii) the Securities will bear the legends to such effect set forth in Section 5.1(b) hereof.


                                   ARTICLE 5
                            COVENANTS AND AGREEMENTS


     5.1 TRANSFER RESTRICTIONS.

          (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or a transfer to the Company or to an Affiliate of an Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of such opinion to be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of any transfer, Investor shall have notified the Company of any of the terms concerning the proposed disposition and the identity of the transferee, and any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement.

          (b) Investor agrees to the imprinting of the following legend on any certificate evidencing the Securities:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY

          APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

          (c) An Investor may from time to time pledge pursuant to a bona fide margin account or grant a security interest in some or all of the Securities, provided the pledge or secured party is an accredited investor and, if required under the terms of such transaction, such Investor may transfer possession of the pledged or secured Securities to the pledgees or secured parties. Notice of such pledge or transfer shall be given to the Company, but such pledge or transfer will not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but the legend set forth in Section 5.1(b) hereof shall remain on the pledged Securities, and such legal opinion may be required in connection with a foreclosure by the pledgee or secured party or a subsequent transfer following default by the Investor.

          (d) Certificates evidencing the Shares and Warrant Shares shall not contain any legend including the legend set forth in Section 5.1(b), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends, so long as such Warrant is not exercised by an Investor, but rather has been acquired by the holder after being traded from an Investor. The certificate representing Warrant Shares issued to an Investor upon exercise of a Warrant that has not been traded shall bear the legend set forth in Section 5.1(b). The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 5.1(d), it will, no later than five business days following the delivery by an Investor to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 5.1.

          (e) In addition to each Investor's other available remedies, the Company shall pay to an Investor, in cash, as partial liquidated damages and not as a penalty, for each $1,000 worth of Shares or Warrant Shares (based on the closing price of the Common Stock on the date such Securities are submitted to the Company's transfer agent) subject to Section 5.1(d), $10 per business day (increasing to $20 per business day beginning five business days after such damages have begun to accrue) for each business day after the Legend Removal Date until such certificate is delivered without legend in accordance with Section 5.1(d) hereof. Nothing herein shall limit such Investor's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by this Agreement and the Warrants, and such Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

          (f) Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 5.1 is predicated upon the Company's reliance upon the Investor's agreement to offer and sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

     5.2 INTEGRATION. The Company shall not, and shall use commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of Nasdaq.

     5.3 RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of Warrant Shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

     5.4 TRADING OF UNDERLYING SHARES. Promptly following the date hereof, the Company shall take all necessary action to cause the Shares and the Warrant Shares to be traded on the OTCBB. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so traded. The Company will use commercially reasonable efforts to continue the trading of its Common Stock with the OTCBB and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

     5.5 EXERCISE PROCEDURES. The Warrants set forth the totality of the procedures required of the Investors in order to exercise the Warrants. No additional legal opinion or other information or instructions shall be required of the Investors to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Warrants.

     5.6 PRESS RELEASE AND 8-K. Within two business days following the Closing Date, the Company shall issue a press release reasonably acceptable to the Investors disclosing the material terms of the transactions contemplated hereby and file a Current Report on Form 8-K disclosing the transactions contemplated hereby and including this Agreement and the form of Warrant as exhibits to such

Form 8-K. In addition, the Company will make such other filings and notices in the manner and time required by the SEC and Nasdaq.

     5.7 NO MATERIAL NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in the Securities of the Company.


                                   ARTICLE 6
                                 INDEMNIFICATION


     6.1 INDEMNIFICATION. Each party (the "Indemnifying Party") will indemnify, defend and hold the other parties and their directors, officers, shareholders, partners, employees and agents (each, an "Indemnified Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation, that any such Indemnified Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement or in the Warrants.

     6.2 CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel, or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party. The Indemnifying Party will not be liable to any Indemnified Party under this Agreement (i) for any settlement by an Indemnified Party effected without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed, or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party's breach of any of its representations, warranties, covenants or agreements in this Agreement or in the Warrants.

                                   ARTICLE 7
                               REGISTRATION RIGHTS

     7.1 REGISTRATION STATEMENT.

          (a) Within 45 days after the Closing Date, the Company shall prepare and file with the SEC a "Registration Statement (the "Registration Statement") covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Registration Statement shall be on Form SB-2. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the
     Securities Act within 120 days after such filing, and to keep the Registration Statement continuously effective until the earliest of (i) the date all Registrable Securities covered by such Registration Statement have been sold, (ii) the date the Registrable Securities are eligible for resale under Rule 144(k) under the Securities Act (as reasonably determined by the Company), or (iii) two years following the Closing Date; provided, however, that the Company may voluntarily suspend the effectiveness of the Registration Statement for a limited time, if the Company has been advised by counsel or underwriters to the Company that the offering of the Registrable Securities pursuant to the Registration Statement would have a Material Adverse Effect, or would be improper in view of (or improper without disclosure in a prospectus) a proposed financing, reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company.

          (b) Except to the extent that the relevant delay is caused by an Investor's or Holder's failure to provide information in accordance with
     Section 7.2 hereof, if: (i) a Registration Statement is not filed within 45 days after the Closing Date, or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be "reviewed," or is not subject to further review, or (iii) prior to the date when such Registration Statement is first declared effective by the SEC, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement as promptly as reasonably practical after the receipt of comments by or notice from the SEC that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the SEC within 120 days after its filing, or (v) after a Registration Statement is first declared effective by the SEC, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the prospectus therein to resell such Registrable Securities, for in any such case, 45 calendar days during any 12-month period (which need not be consecutive days)(any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five business day period is exceeded, or for purposes of clause (v) the date on which such 45 calendar day period is exceeded, being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) 30 days following each such Event Date, and on each succeeding monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent of the Subscription Amount for any Registrable Securities then held by such Holder. If the Company fails to pay any partial liquidated damages pursuant to this Subsection 7.1(b) in full within ten days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages became due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

     7.2 PARTICIPATION BY INVESTORS. The Investors or Holders shall furnish to the Company such information regarding the Investors' or Holders' offerings of Registrable Securities and the proposed manner of distribution thereof as the Company may reasonably request and as shall be required in connection with the Registration Statement and any related prospectus, or any amendment thereof or supplement thereto. For the purpose of providing such information, each Holder agrees to furnish to the Company a completed Questionnaire in the form attached hereto as Exhibit C (a "Selling Holder Questionnaire") not more than ten business days following the date on which such Holder receives a written request therefor from the Company. Each Holder also agrees with the terms and conditions of the Plan of Distribution in the form attached hereto as Exhibit D for purposes of inclusion in the prospectus related to the Registration Statement. The Company shall, (i) not less than five business days prior to the filing of the Registration Statement or any related prospectus or any amendment or supplement thereto, furnish to each Holder then holding ten percent or more of the outstanding Shares (a "Participating Holder") copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Participating Holder) which documents will be subject to the review by such Participating Holder, and (ii) cause the Company's officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.

     7.3 AMENDMENTS AND SUPPLEMENTS. The Company shall prepare and file with the SEC such amendments and supplements, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the period of time set forth in Section
7.1 hereof. The Company shall respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement, the prospectus or any amendment thereof or supplement thereto, and as promptly as reasonably practicable provide the Holders true and complete copies of all correspondence from and to the SEC relating to the Registration Statement. To the extent within the control of the Company, the Company shall comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders set forth in the Registration Statement or the prospectus, as amended or supplemented.

     7.4 DOCUMENTS TO HOLDERS. The Company will, at the expense of the Company, furnish to a Holder such number of copies of the Registration Statement, prospectuses, amendments, supplements and other documents incident to any registration or qualification of the Registrable Securities as a Holder may from time to time reasonably request.

     7.5 REGISTRATION EXPENSES. The Company will bear all costs and expenses related to the Registration Statement, other than the expenses incurred by the Holders for brokers' or underwriters' commissions and discounts or legal fees incurred by the Holders.

     7.6 INDEMNIFICATION BY COMPANY. The Company agrees to indemnify, defend and hold harmless, to the extent permitted by law, each Investor and its officers, directors, stockholders, employees, agents and representatives, and any other person deemed to control the Investor within the meaning of the Securities Act against all losses, claims, damages, liabilities and expenses caused by (i) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other federal or state securities law, rule or regulation applicable to the Company, or (ii) any untrue statement of material fact contained in the Registration Statement, the prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Investor expressly for use therein or by such Investor's failure to deliver information reasonably requested by the Company for preparation of the Registration Statement, the prospectus or any amendments or supplements thereto.

     7.7 INDEMNIFICATION BY INVESTORS. If any Investor is participating in the Registration Statement, such Investor will furnish to the Company in writing such information as the Company reasonably requests for use in connection with the Registration Statement, prospectus or any amendments or supplements thereto, and to the extent permitted by law, such Investor will indemnify, defend and hold harmless the Company, its directors, officers, stockholders, employees, agents and representatives, and any other person deemed to control the Company against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or material fact contained in the Registration Statement, prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent the same are caused by or contained in any information furnished in writing to the Company by such Investor expressly for use therein or by such Investor's failure to deliver information reasonably requested by the Company for preparation of the Registration Statement, the prospectus or any amendments or supplements thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     7.8 INDEMNIFICATION PROCEDURES. The application of the indemnities set forth in Sections 7.6 and 7.7 hereof shall be in accordance with the procedures set forth in Section 6.2 hereof.

                                    ARTICLE 8
                                  MISCELLANEOUS


     8.1 FEES AND EXPENSES. Except as expressly set forth in this Agreement and the Warrants to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

     8.2 ENTIRE AGREEMENT. This Agreement, the Warrants, and the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents.

     8.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified herein, (b) seven business days following the date of mailing, if sent by U.S. mail prepaid or a nationally recognized overnight courier service, or
(c) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter.

     8.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     8.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     8.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities in accordance with the provisions of this Agreement.

     8.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in the indemnities under Sections 6.1, 7.6 and 7.7 hereof.

     8.8 GOVERNING LAW; ATTORNEYS' FEES. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its court costs and reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. The parties hereby waive all rights to a trial by jury.

     8.9 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     8.10 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     8.11 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for any new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     8.12 INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS. The obligations of each Investor under this Agreement and the Warrants are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or the Warrants. Nothing contained herein or the Warrants, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Warrants. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or the Warrants, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of this Agreement and the Warrants. The Company has elected to provide all Investors with the same terms and this Agreement for the convenience of the Company and not because it was required or requested to do so by the Investors.

     8.13 EXPENSES. The parties hereto shall pay their own costs and expenses in connection herewith except that the Company shall reimburse C. K. Cooper & Company, Inc. for their reasonable fees and expenses of legal counsel actually incurred by C. K. Cooper & Company, Inc., not to exceed $30,000 in the aggregate, such reimbursement to occur at Closing.

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                              LEXINGTON RESOURCES, INC.


                                              By
                                                ________________________________
                                                  Name:  Grant Atkins
                                                  Title:  President

                                              ADDRESS FOR NOTICE:

                                              7473 West Lake Mead Road
                                              Las Vegas, Nevada 89128
                                              Attn:  Grant Atkins, President
                                              Tel:  888-848-7377 or 702-382-5139
                                              Fax:  702-385-1202









                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR INVESTOR FOLLOWS]

                            INVESTOR'S SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Investor Name:

___________________________


Signature:

___________________________


Name of Signatory:

___________________________


Title of Signatory:

___________________________


Subscription Amount:            $_______________ for _______________ Units


Address for Notice:

___________________________
___________________________


Fax Number:

___________________________


Telephone Number:

___________________________


E-Mail Address:

___________________________


With a copy to:
(which shall not constitute notice)

___________________________     ___________________________